Effective tax rate	6 Months Ended
Jun. 30, 2025
Effective Tax Rate [Abstract]
Disclosure of effective tax rate [text block]	Effective tax rate 2025 to 2024 three months comparison Income tax expense in the quarter was € 840 million (second quarter of 2024: € 276 million). The effective tax rate was 28% in the second quarter of 2025 and 211% in the second quarter of 2024 which was mainly affected by litigation charges that are non-tax deductible. 2025 to 2024 six months comparison Income tax expense in the first six months of 2025 was € 1,554 million (first six months of 2024: € 745 million). The effective tax rate in the first six months of 2025 was 29% compared to 42% in the first six months of 2024 which were mainly affected by litigation charges that are non-tax deductible. German Tax Reform On July 11, 2025, the German Federal Council passed a new tax law (Gesetz für ein steuerliches Investitionssofortprogramm zur Stärkung des Wirtschaftsstandorts Deutschland). Effective January 1, 2028, the German corporate tax rate will gradually decline over a five-year period ending in 2032 from the current 15% to 10%. In the third quarter, deferred tax assets and liabilities related to the Group's operations in Germany that are estimated to reverse after December 31, 2027, will need to be remeasured to reflect the lower future tax rates. The remeasurement may be partially recognized in profit or loss and partially in other comprehensive income. The remeasurement is not expected to have a material impact on the Group´s consolidated financial statements.